                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   ----------



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of Earliest Event Reported): OCTOBER 17, 2002


                           FIRST STATE BANCORPORATION
               (Exact Name of Registrant as Specified in Charter)



                   NEW MEXICO                               001-12487                           85-0366665

  (State or Other Jurisdiction of Incorporation)     (Commission File Number)       (IRS Employer Identification No.)


          7900 JEFFERSON, N.E., ALBUQUERQUE, NEW MEXICO           87109
            (Address of Principal Executive Offices)            (Zip Code)


                                 (505) 241-7500
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         On October 18, 2002, the Registrant issued a News Release announcing its third quarter 2002 financial results. A copy of the News Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Items (a) and (b) are inapplicable.

         Item (c) Exhibits.

         Exhibit 99.1 News release, dated October 18, 2002 (incorporated herein by reference).

         Exhibit 99.2 First State Bancorporation Earnings Presentation, dated October 21, 2002.


ITEM 9. REGULATION FD DISCLOSURE

         Attached as Exhibit 99.2 is the First State Bancorporation Earnings Presentation, dated October 21, 2002, used as part of its 2002 Third Quarter earnings conference call. The attached Exhibit 99.2 is not filed, but is furnished to comply with Regulation FD. The information disclosed in this Item 9 is not considered to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 and is not subject to the liabilities of that section.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST STATE BANCORPORATION


Date: October 21, 2002                 By: /s/ Brian C. Reinhardt
                                          -----------------------------------
                                           Brian C. Reinhardt
                                           Executive Vice President and Chief
                                           Financial Officer



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                                  EXHIBIT INDEX

         Exhibit           Description
         -------           -----------
         99.1              News release, dated October 18, 2002 (incorporated
                           herein by reference).

         99.2 First State Bancorporation Earnings Presentation, dated October 21, 2002.